UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 16, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On July 25, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of June 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   July 30, 2001                       By:/s/ Ronald D. Markle
----------------------------                       --------------------------
                                                   Ronald D. Markle
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1997-B Owner Trust
               Monthly Servicer Certificate, dated July 16, 2001


   20.2        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated July 16, 2001


   20.3        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated July 16, 2001


   20.4        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated July 16, 2001


   20.5        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated July 16, 2001


   20.6        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated July 16, 2001

                     Navistar Financial 1997 - B Owner Trust
                           For the Month of June, 2001
                       Distribution Date of July 16, 2001
                            Servicer Certificate #45

Original Pool amount Initial Receivables                         $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)                    $91,466,751.20


Beginning Pool Balance                                            $55,995,240.58
Beginning Pool Factor                                                  0.1119917

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $4,258,845.05
     Interest Collected                                              $379,181.83

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $110,422.93
Total Additional Deposits                                            $110,422.93

Repos / Chargeoffs                                                   $203,455.96
Aggregate Number of Notes Charged Off                                        196

Total Available Funds                                              $4,748,449.81

Ending Pool Balance                                               $51,532,939.57
Ending Pool Factor                                                     0.1030670

Servicing Fee                                                         $46,662.70

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,032,631.15
     Target Percentage                                                    10.00%
     Target Balance                                                $5,153,293.96
     Minimum Balance                                               $9,999,887.79
     (Release) / Deposit                                            ($32,743.36)
     Ending Balance                                                $9,999,887.79

Current Weighted Average APR:                                             9.193%
Current Weighted Average Remaining Term (months):                          14.12

Delinquencies                                                   Dollars    Notes
     Installments:         1 - 30 days                    $1,175,574.87      685
                           31 - 60 days                     $198,947.29      139
                           60+  days                        $255,496.42       77

     Total:                                               $1,630,018.58      722

     Balances:             60+  days                      $1,063,229.28       77

Memo Item - Reserve Account
     Prior Month                                                   $9,999,887.79
     Invest. Income                                                   $32,743.36
     Excess Serv.                                                          $0.00
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,032,631.15

Navistar Financial 1997 - B Owner Trust
For the Month  of  June, 2001

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES

Original Pool Amount                   $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 17,500,000.00
Distributions:
     Distribution Percentages                                    0.00%          0.00%           0.00%          96.50%         3.50%
     Coupon                                                      5.72%          5.96%           6.20%           6.30%         6.30%

Beginning Pool Balance                  $55,995,240.58
Ending Pool Balance                     $51,532,939.57

Collected Principal                      $4,258,845.05
Collected Interest                         $379,181.83
Charge - Offs                              $203,455.96
Liquidation Proceeds / Recoveries          $110,422.93
Servicing                                   $46,662.70
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service $4,701,787.11

Beginning Balance                       $55,995,240.58           $0.00          $0.00           $0.00  $54,035,407.19 $1,959,833.39

Interest Due                               $293,975.02           $0.00          $0.00           $0.00     $283,685.89    $10,289.13
Interest Paid                              $293,975.02           $0.00          $0.00           $0.00     $283,685.89    $10,289.13
Principal Due                            $4,462,301.01           $0.00          $0.00           $0.00   $4,306,120.47   $156,180.54
Principal Paid                           $4,462,301.01           $0.00          $0.00           $0.00   $4,306,120.47   $156,180.54

Ending Balance                          $51,532,939.57           $0.00          $0.00           $0.00  $49,729,286.72 $1,803,652.85
Note / Certificate Pool Factor                                  0.0000         0.0000          0.0000          0.3326        0.1031
   (Ending Balance / Original Pool Amount)
Total Distributions                      $4,756,276.03           $0.00          $0.00           $0.00   $4,589,806.36   $166,469.67

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00         $0.00
      (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,032,631.15
(Release) / Draw                           ($32,743.36)
Ending Reserve Acct Balance              $9,999,887.79

Navistar Financial 1997 - B Owner Trust
For the Month  of  June, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                5                     4                3                2               1
                                             Feb-01                 Mar-01          Apr-01           May-01           Jun-01

Beginning Pool Balance                         $75,213,872.16     $69,785,579.19  $65,251,570.42   $60,596,961.44   $55,995,240.58

A)   Loss Trigger:
Principal of Contracts Charged Off                $866,985.94        $236,462.40     $686,564.63       ($7,362.30)     $203,455.96
Recoveries                                        $621,269.62        $483,783.97     $100,354.30      $419,982.44      $110,422.93

Total Charged Off (Months 5, 4, 3)              $1,790,012.97
Total Recoveries (Months 3, 2, 1)                 $630,759.67
Net Loss / (Recoveries) for 3 Mos               $1,159,253.30 (a)

Total Balance (Months 5, 4, 3)                $210,251,021.77 (b)

Loss Ratio Annualized  [(a/b) * (12)]                6.61640%
Trigger:  Is Ratio > 1.5%                                 Yes

                                             Apr-01                       May-01          Jun-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $1,285,405.53        $985,060.88   $1,063,229.28
     As % of Beginning Pool Balance                  1.96992%           1.62559%        1.89879%
     Three Month Average                             3.05058%           2.35097%        1.83143%
Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No


                     Navistar Financial 1998 - A Owner Trust
                           For the Month of June, 2001
                       Distribution Date of July 16, 2001
                            Servicer Certificate #38

Original Pool Amount                                             $500,864,370.04


Beginning Pool Balance                                           $100,731,702.00
Beginning Pool Factor                                                0.201115727

Principal and Interest Collections:
     Principal Collected                                           $5,616,160.99
     Interest Collected                                              $742,422.68

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $310,722.96
Total Additional Deposits                                            $310,722.96

Repos / Chargeoffs                                                    $67,594.74
Aggregate Number of Notes Charged Off                                        169

Total Available Funds                                              $6,669,306.63

Ending Pool Balance                                               $95,047,946.27
Ending Pool Factor                                                     0.1897678

Servicing Fee                                                         $83,943.09

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,515,799.81
     Target Percentage                                                    10.00%
     Target Balance                                                $9,504,794.63
     Minimum Balance                                              $10,017,287.40
     (Release) / Deposit                                           ($498,512.41)
     Ending Balance                                               $10,017,287.40

Current Weighted Average APR:                                             8.818%
Current Weighted Average Remaining Term (months):                          19.61

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,225,979.82     1,134
                                 31 - 60 days              $359,320.54       304
                                 60+  days                 $403,480.11       148

     Total:                                              $1,988,780.47     1,179

     Balances:                   60+  days               $2,753,173.80       148

Memo Item - Reserve Account
     Prior Month                                                  $10,073,170.20
     Invest. Income                                                   $40,113.82
     Excess Serv.                                                    $402,515.79
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,515,799.81

Navistar Financial 1998 - A Owner Trust
For the Month  of  June, 2001


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B
                                                       -----           --------            -------

Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                       $100,731,702.00
Ending Pool Balance                           $95,047,946.27

Collected Principal                            $5,616,160.99
Collected Interest                               $742,422.68
Charge - Offs                                     $67,594.74
Liquidation Proceeds / Recoveries                $310,722.96
Servicing                                         $83,943.09
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $6,585,363.55

Beginning Balance                            $100,731,702.00     $97,205,975.34      $3,525,726.66

Interest Due                                     $499,092.02        $481,169.58         $17,922.44
Interest Paid                                    $499,092.02        $481,169.58         $17,922.44
Principal Due                                  $5,683,755.73      $5,484,824.28        $198,931.45
Principal Paid                                 $5,683,755.73      $5,484,824.28        $198,931.45

Ending Balance                                $95,047,946.27     $91,721,151.06      $3,326,795.21
Note / Certificate Pool Factor                                           0.1898             0.1898
   (Ending Balance / Original Pool Amount)
Total Distributions                            $6,182,847.75      $5,965,993.86        $216,853.89

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $402,515.79
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $10,515,799.81
(Release) / Draw                                ($498,512.41)
Ending Reserve Acct Balance                   $10,017,287.40

Navistar Financial 1998 - A Owner Trust
For the Month  of  June, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                            5          4             3                   2                 1
                                                       Feb-01       Mar-01        Apr-01              May-01            Jun-01

Beginning Pool Balance                        $127,511,383.71    $119,333,038.48  $112,410,674.90  $106,750,724.61   $100,731,702.00

A)   Loss Trigger:
Principal of Contracts Charged Off                $851,191.50        $395,256.81      $197,552.98      $375,207.33        $67,594.74
Recoveries                                        $776,359.72        $614,443.03      $177,607.38      $703,033.67       $310,722.96

Total Charged Off (Months 5, 4, 3)              $1,444,001.29
Total Recoveries (Months 3, 2, 1)               $1,191,364.01
Net Loss / (Recoveries) for 3 Mos                 $252,637.28 (a)

Total Balance (Months 5, 4, 3)                $359,255,097.09 (b)

Loss Ratio Annualized  [(a/b) * (12)]                0.84387%

Trigger:  Is Ratio > 1.5%                                  No

                                                       Apr-01             May-01           Jun-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $2,990,234.38      $2,392,853.03    $2,753,173.80
     As % of Beginning Pool Balance                  2.66010%           2.24153%         2.73318%
     Three Month Average                             2.44967%           2.34198%         2.54494%
Trigger:  Is Average > 2.0%                               Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

                            Navistar Financial 1999 - A Owner Trust
                                  For the Month of June, 2001
                              Distribution Date of July 16, 2001
                                   Servicer Certificate #26

Original Pool Amount                                             $714,764,750.47



Beginning Pool Balance                                           $298,243,894.54
Beginning Pool Factor                                                  0.4172616

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $15,577,417.59
     Interest Collected                                            $2,026,687.50

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $887,022.01
Total Additional Deposits                                            $887,022.01

Repos / Chargeoffs                                                   $566,172.13
Aggregate Number of Notes Charged Off                                        275

Total Available Funds                                             $18,189,819.42

Ending Pool Balance                                              $282,401,612.50
Ending Pool Factor                                                     0.3950973

Servicing Fee                                                        $248,536.58

Repayment of Servicer Advances                                       $301,307.68

Reserve Account:
     Beginning Balance  (see Memo Item)                           $22,731,363.68
     Target Percentage                                                    10.00%
     Target Balance                                               $28,240,161.25
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                            ($75,367.58)
     Ending Balance                                               $22,655,996.10

Current Weighted Average APR:                                             8.220%
Current Weighted Average Remaining Term (months):                          28.29

Delinquencies                                                  Dollars     Notes
     Installments:                   1 - 30 days         $2,797,357.29     2,445
                                     31 - 60 days          $726,028.42       604
                                     60+  days             $500,633.33       202

     Total:                                              $4,024,019.04     2,470

     Balances:                       60+  days           $5,813,241.05       202

Memo Item - Reserve Account
     Prior Month                                                  $22,061,156.66
     Invest. Income                                                   $75,367.58
     Excess Serv.                                                    $594,839.44
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $22,731,363.68

Navistar Financial 1999 - A Owner Trust
For the Month of June, 2001

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES
                                                 -----     -----------     -----------     -----------     ----------- -------------

Original Pool Amount                   $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00$25,019,750.47
Distributions:
     Distribution Percentages                                    0.00%           0.00%          96.50%           0.00%         3.50%
     Coupon                                                    5.0025%         5.5500%         5.9500%         6.1300%       6.2200%

Beginning Pool Balance                 $298,243,894.54
Ending Pool Balance                    $282,401,612.50

Collected Principal                     $15,276,109.91
Collected Interest                       $2,026,687.50
Charge - Offs                              $566,172.13
Liquidation Proceeds / Recoveries          $887,022.01
Servicing                                  $248,536.58
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$17,941,282.84

Beginning Balance                      $298,243,894.55           $0.00           $0.00 $136,912,374.04 $145,745,000.00$15,586,520.51

Interest Due                             $1,504,161.36           $0.00           $0.00     $678,857.19     $744,514.04    $80,790.13
Interest Paid                            $1,504,161.36           $0.00           $0.00     $678,857.19     $744,514.04    $80,790.13
Principal Due                           $15,842,282.04           $0.00           $0.00  $15,287,802.17           $0.00   $554,479.87
Principal Paid                          $15,842,282.04           $0.00           $0.00  $15,287,802.17           $0.00   $554,479.87

Ending Balance                         $282,401,612.51           $0.00           $0.00 $121,624,571.87 $145,745,000.00$15,032,040.64
Note / Certificate Pool Factor                                  0.0000          0.0000          0.6081          1.0000        0.6008
   (Ending Balance / Original Pool Amount)
Total Distributions                     $17,346,443.40           $0.00           $0.00  $15,966,659.36     $744,514.04   $635,270.00

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                           $594,839.44
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $22,731,363.68
(Release) / Draw                           ($75,367.58)
Ending Reserve Acct Balance             $22,655,996.10

Navistar Financial 1999 - A Owner Trust
For the Month of June, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                               5                   4                 3               2                1
                                             Feb-01              Mar-01           Apr-01           May-01           Jun-01
                                             ------              ------           ------           ------           ------

Beginning Pool Balance                      $356,000,234.47     $341,514,614.55  $326,945,554.27  $312,421,373.45  $298,243,894.54

A)   Loss Trigger:
Principal of Contracts Charged Off            $1,871,930.49       $1,079,941.30    $1,418,230.37    $1,039,122.61      $566,172.13
Recoveries                                    $1,896,827.90       $1,600,258.82      $902,615.10    $1,181,080.01      $887,022.01

Total Charged Off (Months 5, 4, 3)            $4,370,102.16
Total Recoveries (Months 3, 2, 1)             $2,970,717.12
Net Loss / (Recoveries) for 3 Mos             $1,399,385.04 (a)

Total Balance (Months 5, 4, 3)            $1,024,460,403.29 (b)

Loss Ratio Annualized  [(a/b) * (12)]               1.6392%

Trigger:  Is Ratio > 1.5%                               Yes

                                                     Apr-01        May-01           Jun-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $7,889,455.48       $6,575,628.31    $5,813,241.05
     As % of Beginning Pool Balance                2.41308%            2.10473%         1.94916%
     Three Month Average                           2.32160%            2.31569%         2.15566%
Trigger:   Is Average > 2.0%                            Yes


C)   Noteholders Percent Trigger:                  3.16971%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                              No

                     Navistar Financial 2000 - A Owner Trust
                           For the Month of June, 2001
                       Distribution Date of July 16, 2001
                            Servicer Certificate #17

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                           $311,252,671.03
Beginning Pool Factor                                                  0.6552688

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $12,646,799.80
     Interest Collected                                            $2,389,813.66

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $680,170.01
Total Additional Deposits                                            $680,170.01

Repos / Chargeoffs                                                   $623,963.83
Aggregate Number of Notes Charged Off                                        182

Total Available Funds                                             $15,716,783.47

Ending Pool Balance                                              $297,981,907.40
Ending Pool Factor                                                     0.6273303

Servicing Fee                                                        $259,377.23

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $17,791,577.02
     Target Percentage                                                    10.00%
     Target Balance                                               $29,798,190.74
     Minimum Balance                                               $9,105,143.30
     (Release) / Deposit                                            ($57,146.60)
     Ending Balance                                               $17,734,430.42

Current Weighted Average APR:                                             9.113%
Current Weighted Average Remaining Term (months):                          39.16

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,940,317.62     1,823
                                 31 - 60 days              $518,085.40       435
                                 60+  days                 $311,589.91       126

     Total:                                              $2,769,992.93     1,830

     Balances:                   60+  days               $5,069,065.39       126

Memo Item - Reserve Account
     Prior Month                                                  $17,412,116.98
     Invest. Income                                                   $57,146.60
     Excess Serv.                                                    $322,313.44
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $17,791,577.02

Navistar Financial 2000 - A Owner Trust
For the Month of June, 2001

                                                                                             NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                 -----    -----------     -----------     -----------     -----------  -------------
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $311,252,671.03
Ending Pool Balance                    $297,981,907.40

Collected Principal                     $12,646,799.80
Collected Interest                       $2,389,813.66
Charge - Offs                              $623,963.83
Liquidation Proceeds / Recoveries          $680,170.01
Servicing                                  $259,377.23
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$15,457,406.24

Beginning Balance                      $311,252,671.03          $0.00  $65,243,195.88 $110,000,000.00 $121,187,500.00 $14,821,975.15

Interest Due                             $1,864,329.17          $0.00     $370,798.83     $660,000.00     $741,263.54     $92,266.80
Interest Paid                            $1,864,329.17          $0.00     $370,798.83     $660,000.00     $741,263.54     $92,266.80
Principal Due                           $13,270,763.63          $0.00  $12,773,109.99           $0.00           $0.00    $497,653.64
Principal Paid                          $13,270,763.63          $0.00  $12,773,109.99           $0.00           $0.00    $497,653.64

Ending Balance                         $297,981,907.40           0.00   52,470,085.89  110,000,000.00  121,187,500.00  14,324,321.51
Note / Certificate Pool Factor                                 0.0000          0.3695          1.0000          1.0000         0.8042
   (Ending Balance / Original Pool Amo
Total Distributions                     $15,135,092.80          $0.00  $13,143,908.82     $660,000.00     $741,263.54    $589,920.44

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $322,313.44
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $17,791,577.02
(Release) / Draw                           ($57,146.60)
Ending Reserve Acct Balance             $17,734,430.42

Navistar Financial 2000 - A Owner Trust
For the Month of June, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                               5                  4              3                  2                   1
                                             Feb-01             Mar-01         Apr-01             May-01              Jun-01
                                             ------             ------         ------             ------              ------

Beginning Pool Balance                  $352,486,661.24    $342,008,648.66    $331,239,732.65    $321,432,660.78     $311,252,671.03

A)   Loss Trigger:
Principal of Contracts Charged Off        $1,399,621.38      $2,196,158.41      $1,242,892.15        $868,010.97         $623,963.83
Recoveries                                  $960,837.02      $1,287,973.47        $678,229.31      $1,133,122.07         $680,170.01

Total Charged Off (Months 5, 4, 3)        $4,838,671.94
Total Recoveries (Months 3, 2, 1)         $2,491,521.39
Net Loss / (Recoveries) for 3 Mos         $2,347,150.55 (a)

Total Balance (Months 5, 4, 3)        $1,025,735,042.55 (b)

Loss Ratio Annualized  [(a/b) * (12)]           2.7459%

Trigger:  Is Ratio > 1.5%                           Yes

                                              Apr-01             May-01              Jun-01
                                              ------             ------              ------
B)   Delinquency Trigger:
     Balance delinquency 60+ days        $5,798,617.10      $5,521,966.76       $5,069,065.39
     As % of Beginning Pool Balance           1.75058%           1.71792%            1.62860%
     Three Month Average                      1.88492%           1.73077%            1.69903%
Trigger:  Is Average > 2.0%                         No

C)   Noteholders Percent Trigger:              3.7336%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                        No

                            Navistar Financial 2000 - B Owner Trust
                                  For the Month of June, 2001
                              Distribution Date of July 16, 2001
                                    Servicer Certificate #9

Original Pool Amount                                            $764,710,097.53


Beginning Pool Balance                                          $603,996,543.65
Beginning Pool Factor                                                  0.789837

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $17,789,365.66
     Interest Collected                                           $4,823,594.05

Additional Deposits:
     Repurchase Amounts                                                   $0.00
     Liquidation Proceeds / Recoveries                            $1,333,062.29
Total Additional Deposits                                         $1,333,062.29

Repos / Chargeoffs                                                $2,153,278.99
Aggregate Number of Notes Charged Off                                       391

Total Available Funds                                            $23,946,022.00

Ending Pool Balance                                             $584,053,899.00
Ending Pool Factor                                                    0.7637586

Servicing Fee                                                       $503,330.45

Repayment of Servicer Advances                                            $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                          $36,025,523.89
     Target Percentage                                                   10.00%
     Target Balance                                              $58,405,389.90
     Minimum Balance                                             $15,294,201.95
     (Release) / Deposit                                           ($114,186.70)
     Ending Balance                                              $35,911,337.19

Current Weighted Average APR:                                            9.689%
Current Weighted Average Remaining Term (months):                         43.30

Delinquencies                                                 Dollars     Notes
     Installments:               1 - 30 days            $3,585,982.84     3,122
                                 31 - 60 days             $979,305.48       838
                                 60+  days                $452,159.99       184

     Total:                                             $5,017,448.31     3,123

     Balances:                   60+  days              $8,196,374.93       184

Memo Item - Reserve Account
     Prior Month                                                 $35,791,487.84
     Invest. Income                                                 $114,186.70
     Excess Serv.                                                   $119,849.35
     Transfer (to) / from Collections Account                             $0.00
     Beginning Balance                                           $36,025,523.89

Navistar Financial 2000 - B Owner Trust
For the Month of June, 2001

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES
                                                 -----     -----------     -----------     -----------     ----------- -------------
Original Pool Amount                   $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00$28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%          96.25%           0.00%           0.00%         3.75%
     Coupon                                                    6.7300%         6.6600%         6.6700%         6.7800%       7.0300%

Beginning Pool Balance                 $603,996,543.65
Ending Pool Balance                    $584,053,899.00

Collected Principal                     $17,789,365.66
Collected Interest                       $4,823,594.05
Charge - Offs                            $2,153,278.99
Liquidation Proceeds / Recoveries        $1,333,062.29
Servicing                                  $503,330.45
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$23,442,691.55

Beginning Balance                      $603,996,543.65           $0.00 $212,463,204.39 $184,900,000.00 $178,733,000.00$27,900,339.26

Interest Due                             $3,380,197.55           $0.00   $1,179,170.78   $1,027,735.83   $1,009,841.45   $163,449.49
Interest Paid                            $3,380,197.55           $0.00   $1,179,170.78   $1,027,735.83   $1,009,841.45   $163,449.49
Principal Due                           $19,942,644.65           $0.00  $19,194,795.48           $0.00           $0.00   $747,849.17
Principal Paid                          $19,942,644.65           $0.00  $19,194,795.48           $0.00           $0.00   $747,849.17

Ending Balance                         $584,053,899.00            0.00  193,268,408.91  184,900,000.00  178,733,000.00 27,152,490.09
Note / Certificate Pool Factor                                  0.0000          0.8316          1.0000          1.0000        0.9468
   (Ending Balance / Original Pool Amou
Total Distributions                     $23,322,842.20           $0.00  $20,373,966.26   $1,027,735.83   $1,009,841.45   $911,298.66

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                           $119,849.35
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $36,025,523.89
(Release) / Draw                          ($114,186.70)
Ending Reserve Acct Balance             $35,911,337.19

Navistar Financial 2000 - B Owner Trust
For the Month of June, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5                  4            3                2                1
                                                    Feb-01             Mar-01       Apr-01           May-01           Jun-01
                                                    ------             ------       ------           ------           ------

Beginning Pool Balance                         $685,573,339.02    $664,895,988.60  $644,758,360.09  $623,385,686.38  $603,996,543.65

A)   Loss Trigger:
Principal of Contracts Charged Off              $1,607,843.56       $3,859,292.52    $2,544,877.72    $1,619,900.81    $2,153,278.99
Recoveries                                      $1,625,735.77       $1,035,607.93      $627,976.19    $1,825,139.80    $1,333,062.29

Total Charged Off (Months 5, 4, 3)              $8,012,013.80
Total Recoveries (Months 3, 2, 1)               $3,786,178.28
Net Loss / (Recoveries) for 3 Mos               $4,225,835.52 (a)

Total Balance (Months 5, 4, 3)              $1,995,227,687.71 (b)

Loss Ratio Annualized  [(a/b) * (12)]                 2.5416%

Trigger:  Is Ratio > 1.5%                                 Yes

                                               Apr-01             May-01            Jun-01
                                               ------             ------            ------
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $9,625,654.44      $8,322,673.85     $8,196,374.93
     As % of Beginning Pool Balance                  1.49291%           1.33508%          1.35702%
     Three Month Average                             1.47823%           1.43062%          1.39500%

Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:                     4.6961%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                No

                     Navistar Financial 2001 - A Owner Trust
                           For the Month of June 2001
                       Distribution Date of July 16, 2001
                             Servicer Certificate #3

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                     $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                      $22,107,022.10
Beginning Pool Balance                                           $384,816,665.76
Beginning Pool Factor                                                    0.95982

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $9,445,854.62
     Interest Collected                                            $2,896,445.34
     Mandatory Prepayments                                               $775.81
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                $52,922.79
Total Additional Deposits                                             $52,922.79

Repos / Chargeoffs                                                  1,442,601.99
Aggregate Number of Notes Charged Off                                         35

Total Available Funds                                             $12,395,222.75

Ending Pool Balance                                              $373,927,433.34
Ending Pool Factor                                                       0.93482

Servicing Fee                                                        $320,680.55

Repayment of Servicer Advances                                             $0.00

Reserve Account:

     Beginning Balance  (see Memo Item)                           $19,499,696.35
     Target Percentage                                                  5.50000%
     Target Balance                                               $20,566,008.83
     Minimum Balance                                               $7,999,984.48
     (Release) / Deposit                                            ($58,585.84)
     Ending Balance                                               $19,441,110.51

Current Weighted Average APR:                                            0.09519

Current Weighted Average Remaining Term (months):                          48.74

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,841,402.98     1,854
                                31 - 60 days               $311,529.88       341
                                60+  days                   $58,136.00        41

     Total:                                              $2,211,068.86     1,855

     Balances:                  60+  days                $1,991,513.91        41

Memo Item - Reserve Account
     Opening balance                                              $15,566,952.31
     5/30/01transfer                                               $3,201,317.24
     6/27/01transfer                                               $1,050,083.55
     Invest. Income                                                   $58,585.84
     Excess Serv.                                                          $0.00
     Transfer (to) / from Collections Account                      ($377,242.59)
     Beginning Balance                                            $19,499,696.35

Navistar Financial 2001 - A Owner Trust
For the Month of June 2001

                                                                                      NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
                                                  -----    -----------     -----------     -----------    -----------  -------------
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages                                  100.00%           0.00%           0.00%          0.00%          0.00%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $384,816,665.76
Ending Pool Balance                     $373,927,433.34

Collected Principal                       $9,445,854.62
Collected Interest                        $2,896,445.34
Charge - Offs                             $1,442,601.99
Liquidation Proceeds / Recoveries            $52,922.79
Servicing                                   $320,680.55
Cash Transfer from Pre-Funding Acct.            $775.81
Cash Transfer from Reserve Account          $377,242.59
Total Collections Avail for Debt Servicee$12,452,560.60

Beginning Balance                       $384,816,665.76 $57,316,665.76 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00

Interest Due 2                            $1,564,103.99    $211,737.32     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Interest Paid                             $1,564,103.99    $211,737.32     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Principal Due                            $10,888,456.61 $10,888,456.61           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments (Class A-1 only)          $775.81        $775.81
Principal Paid                           $10,889,232.42 $10,889,232.42           $0.00           $0.00          $0.00          $0.00

Ending Balance                          $373,927,433.34  46,427,433.34  118,000,000.00  100,000,000.00  92,500,000.00  17,000,000.00
Note / Certificate Pool Factor                                  0.6404          1.0000          1.0000         1.0000         1.0000
   (Ending Balance / Original Pool Amount)

Total Distributions                      $12,453,336.41 $11,100,969.74     $439,550.00     $415,833.33    $417,791.67     $79,191.67

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
             Total Shortfall                      $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                                  $0.00
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $19,499,696.35
(Release) / Draw                            ($58,585.84)
Ending Reserve Acct Balance              $19,441,110.51

Navistar Financial 2001 - A Owner Trust
For the Month of June 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5                  4                3                2                1
                                                     Feb-01             Mar-01           Apr-01           May-01           Jun-01
                                                     ------             ------           ------           ------           ------

Beginning Pool Balance                                  N/A                N/A  $310,496,049.60  $370,554,535.53  $384,816,665.76

A)   Loss Trigger:
Principal of Contracts Charged Off                      N/A                N/A      $431,484.80      $438,178.22    $1,442,601.99
Recoveries                                              N/A                N/A            $0.00       $24,817.06       $52,922.79

Total Charged Off (Months 5, 4, 3)                      N\A
Total Recoveries (Months 3, 2, 1)                $77,739.85
Net Loss / (Recoveries) for 3 Mos                       N\A (a)

Total Balance (Months 5, 4, 3)              $310,496,049.60 (b)

Loss Ratio Annualized  [(a/b) * (12)]               0.0000%

Trigger:  Is Ratio > 1.5%                                No

                                                     Apr-01             May-01           Jun-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $1,856,248.28      $1,577,065.90    $1,991,513.91
     As % of Beginning Pool Balance                0.5978%             0.4256%          0.5175%
     Three Month Average                           0.1993%             0.3411%          0.5137%

Trigger:  Is Average > 2.0%

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                                  4.86029%

Trigger:  Is Minimum < 1.0%                                     No